FIRST NATIONAL BANK
OF AMERICA

                       SECOND AMENDMENT TO LOAN AGREEMENT

         THIS Amendment to Loan  Agreement made this 30th day of June,  2006, by and between M-TRON  INDUSTRIES,  INC., a Delaware  corporation  ("M-TRON"),  and
PIEZO TECHNOLOGY,  INC., a Florida corporation (collectively,  the "Borrowers"), and FIRST NATIONAL BANK OF OMAHA (the "Bank"),  a national  banking  association established at Omaha, Nebraska.

         WHEREAS, M-TRON has existing term loans with the Bank evidenced by term note number  2000001751-6  with a due date of April 30,  2007,  term note number
2000001751-8  with a due  date of  October  14,  2007  pursuant  to an  existing additional  loan  agreement  with the Bank,  which shall remain in full force in accordance with its terms; and

         WHEREAS,  M-TRON has an existing revolving line of credit with the Bank evidenced by revolving note number 2000001751-10 with a due date of May 31, 2007 pursuant to an existing  additional loan agreement with the Bank, which shall be paid in full from the proceeds of the Revolving Note; and

         WHEREAS,  the Bank is willing to provide such credit  facilities to the
Borrowers upon the terms and conditions herein set forth.

         WHEREAS, the parties hereto desire to amend the AGREEMENT.

         Now,  therefore,  in consideration  of the AGREEMENT,  and their mutual promises made herein, BANK and BORROWERS agree as follows:

         1.       Terms which are typed herein as all capitalized  words and are not defined  herein shall have the same  meanings as when  described in the AGREEMENT.

         2.       Article  I  Section  1.01  Defined  Terms   "Borrowing   Base"
         subsection  (b) of the AGREEMENT is hereby  amended to read,  effective immediately:

                  The aggregate of (i) 80% of the  Borrowers'  current  ELIGIBLE
                  ACCOUNTS (as such term is defined below) on the date reported, plus  (ii)  60% of  ELIGIBLE  FOREIGN  ACCOUNTS  with a cap of
                  $750,000,  plus (iii) 50% of the Borrowers' ELIGIBLE INVENTORY
                  (as defined below) valued at the lower of cost or market.  The term "ELIGIBLE ACCOUNTS means an account owing to the Borrower and arising in the ordinary course of the Borrowers'  business which meets all of the following specifications at the time it came into existence and continues to meet the same until it is collected in full:

                           (a) The  account is due and  payable  and has been so
                  not more than ninety  (90) days after the invoice  date stated
                  in the  applicable  invoice or other writing  evidencing  such account;

                           (b) The account is not owing by an account debtor who
                  has failed to pay ten (10%) or more of the aggregate amount of its  accounts  owing to the Borrower  within  ninety (90) days after the  invoice  date stated in the  applicable  invoice or other writing evidencing such account;

                           (c) The  account is due and  payable  from an account
                  debtor located in the continental United States which is not a subsidiary  or  affiliate  (under  common  ownership  and  /or control) of Borrower;

                           (d)  The  account  is  not an  account  due  from  an
                  affiliate  of the  Borrowers'  and  is  not  an  inter-company account;

                           (e) The  account is not a credit  that is past due 90
                  days or more;

                           (f) The account arose from a bona fide, outright sale
                  of goods by  Borrower or from the  performance  of services by
                  Borrower and Borrower  has  possession  of and will deliver to
                  Lender,   if   requested,   shipping  and  delivery   receipts
                  evidencing   shipment  of  the  goods  or  inventory  and,  if
                  representing  services,  receipts and/or  invoices  evidencing that the services have been fully performed for the respective account debtor;

                           (g) The  account is not  subject  to any  assignment,
                  claim,  lien or security  interest of any character created by
                  Borrower,  or claimed  under or through  Borrower,  except the security  interest of Lender,  and Borrower  will not make any other  assignment  thereof  or  create  any  further  security interest  therein nor permit its rights  therein to be reached by attachment, levy, garnishment or other judicial process;

                           (h) The account is the valid and legally  enforceable
                  obligation of the account debtor thereunder and is not subject to any claim for credit,  set-off,  allowance or adjustment by the account debtor or any counterclaim, and the account debtor has not  returned  any of the goods from the sale of which the account arose, nor has any partial payment been made thereon;

                           (i) The  account  arose  in the  ordinary  course  of
                  Borrower's  business,   and  not  notice  of  the  bankruptcy,
                  insolvency or adverse change in the financial condition of the account debtor has been received;

                           (j) The account is not owing by an account debtor for
                  which  Borrower has received or has  knowledge of the death or dissolution of the account debtor, the insolvency, termination of existence, business failure or disappearance of the account debtor,  the  appointment  of a  receiver  for any part of the property  of the  account  debtor  or an  assignment  for  the benefit of  creditors  or the filing by or against the account debtor of a petition under the  commencement of any proceeding under any bankruptcy code or process;

                           (k) The account is not  evidenced  by a judgment,  an
                  instrument or chattel paper; and

                           (l) The  account  debtor  is not an  employee  of the
                  Borrower

                  An account which is at any time an Eligible  Account but which subsequently  fails to meet any of the foregoing  requirements shall  forthwith  cease to be an  Eligible  Account.  The term
                  ELIGIBLE FOREIGN ACCOUNTS means the account is due and payable from an account  debtor  located  outside  of the  continental
                  United  States which is not a subsidiary  or affiliate  (under common  ownership  and /or  control) of Borrower and meets the criteria as stated under ELIGIBLE ACCOUNTS (except section c).

                  The term ELIGIBLE  INVENTORY shall mean  Borrower's  inventory which is in good and  merchantable  condition,  is new and not used,  is not  obsolete,  discontinued  or, in the  opinion of
                  Lender, is not otherwise merchantable,  and is not slow moving inventory  (slow moving  inventory,  as defined by the company would  be  inventory  which  has not  sold in 360  days  after acquisition  and is reserved  50% plus that which has not sold for 720 days and is  reserved  100%),  in  transit  inventory, consigned  goods,  inventory  located  outside  of the  United
                  States  and  inventory  covered  by and  subject to a seller's right to repurchase or any consensual or nonconsensual lien or security interest  (including,  without  limitation,  purchase money  security  interests)  in favor of any party  other than
                  Lender.  Eligible  Inventory  shall be valued at the lesser of cost or present value, determined in accordance with generally accepted  accounting  principles  in  effect  at the  time  of determination.  Any  inventory  which is at any time  Eligible
                  Inventory  but  which  subsequently  fails  to meet any of the foregoing  requirements  shall  forthwith cease to be Eligible
                  Inventory.

                  The term  "Tangible  Net  Worth"  of the  AGREEMENT  is hereby amended to read, effective immediately:

                  "Tangible Net Worth" means total assets less total liabilities
                  (but excluding Subordinated Debt existing on the Closing Date, in an amount of not less than $2,500,000) ...

                  The term "Working  Capital" of the AGREEMENT is hereby amended to read, effective immediately:

                  ...  exercise of its reasonable  discretion.)  For calculation purposes  for  Working  Capital and the Current  Ratio the  BORROWER  may reduce current  liabilities  by the  amount of  $1,175,000  which is listed as  Federal
Income Taxes Payable on the Balance Sheet.

         3.       ARTICLE VIII,  Section 8.01 Minimum  Working Capital is hereby amended to read effective immediately:

                  The Borrower  M-Tron/PTI will maintain at all times after June
                  30, 2006, an excess of current assets over current liabilities of not less than $2,000,000.

         4.       ARTICLE VIII,  Section 8.04 Current Ratio is hereby amended to read effective immediately:

                  ...  At all times  after  June 30,  2006,  the  Borrower  will maintain a ratio of current  assets to current  liabilities of not less than 1.2 to 1.0.

         5.       Article  I.  Section  1.01.   Defined  Terms  "Revolving  Loan
         Termination  Date"  (a) of the  AGREEMENT  is hereby  amended  to read, effective immediately:

                           (a) May 31, 2007,

         6.       Article II Section 2.12, Repayment of Revolving Note is hereby amended to read, effective immediately:

                  2.12 The  Revolving  Note shall be due and  payable on May 31,
                  2007.  Interest only shall be payable monthly on the Revolving
                  Note. All outstanding  principal and interest shall be due and payable on May 31, 2007.

         7.       BORROWER  certifies  by its  execution  hereof that all of the representations  and  warranties set forth in the AGREEMENT are true as of this date, and that no EVENT OF DEFAULT under the AGREEMENT,  and no event  which,  with the  giving of notice or  passage  of time or both, would  become such an EVENT OF DEFAULT,  has  occurred as of  execution hereof,  except as disclosed to BANK. All other terms and conditions of the  AGREEMENT  not affected or amended by this  AGREEMENT,  are hereby ratified and confirmed.

         8.       GUARANTOR   acknowledges   and   consents  to  the   foregoing
         amendment,  and agrees and  confirms  that his  separate  guarantee  of
         BORROWER's  obligations  to BANK are,  and  continue  to be,  valid and binding obligations of GUARANTOR.

         9.       Except as herein  amended,  the AGREEMENT  continues to be the valid, binding obligation of BORROWER.

         IN WITNESS  WHEREOF,  the  parties  have caused  this  Agreement  to be executed by their respective officers thereunto duly authorized,  as of the date first above written.

M-TRON INDUSTRIES, INC.                          FIRST NATIONAL BANK OF OMAHA

By: /s/ David Rein                               By: /s/ Mark McMillian
    ------------------------                         ---------------------------
Its: Vice President                                  Its: Vice President

PIEZO TECHNOLOGY, INC.

By: /s/ David Rein
    ------------------------
Its: Vice President

ACKNOWLEDGED BY GUARANTOR:

LYNCH CORPORATION

By: /s/ Eugene Hynes
    ------------------------
Its: Vice President